UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 23, 2016

The WhiteWave Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-35708	46-0631061
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

1225 Seventeenth Street, Suite 1000 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 635-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, The WhiteWave Foods Company (“WhiteWave”) entered into an Agreement and Plan of Merger, dated as of July 6, 2016 (the “Merger Agreement”), by and among the Company, Danone S.A. (“Danone”) and July Merger Sub Inc., a wholly owned subsidiary of Danone (“Merger Sub”), pursuant to which, among other things, Danone will acquire WhiteWave for $56.25 per share in an all-cash transaction in which WhiteWave will merge with Merger Sub (the “Merger”). The Merger Agreement is subject to the expiration or termination of all applicable waiting periods under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), approval of the merger by the European Commission pursuant to Council Regulation (EC) No. 139/2004 of the European Union, as amended (the “EU Merger Regulation”), and all other clearances or approvals under applicable antitrust laws.

This Current Report on Form 8-K contains an update regarding regulatory approvals and certain pending litigation.

Regulatory Approvals.

WhiteWave and Danone filed their respective HSR Act notifications on August 1, 2016. As is customary in transactions of this type, the United States Department of Justice (“DOJ”) commenced an investigation of the merger. On August 31, 2016, Danone voluntarily withdrew its HSR Act notification to provide the DOJ with additional time for review. On September 2, 2016, Danone refiled its notification, such that the waiting period is currently scheduled to expire at 11:59 pm on October 3, 2016, unless otherwise extended or earlier terminated.

WhiteWave anticipates that the DOJ will issue a request for additional information, commonly known as a “second request,” which would extend the HSR waiting period until the 30th calendar day after the date that both parties substantially comply with the second request, unless the waiting period terminates earlier.

Following pre-filing consultations with the staff of the European Commission, WhiteWave understands that Danone anticipates making the required notification under the EU Merger Regulation by early October. WhiteWave understands that Danone expects to obtain a clearance decision by the end of November.

On August 18, 2016, WhiteWave and Danone submitted a joint request for issuance of an advance ruling certificate from the Canadian Commissioner of Competition, which included a request for a waiver of the parties’ notification requirement. On September 13, 2016, the Canadian Commissioner of Competition issued such advance ruling certificate.

WhiteWave is not aware of any other clearances or approvals required under applicable antitrust laws.

The closing of the Merger is subject to the approval of WhiteWave’s stockholders, regulatory approvals, and customary conditions. WhiteWave and Danone have been working with the DOJ and European Commission and continue to target closing the transaction by the end of 2016; however, there can be no assurances regarding the timing of completion of the review processes, which could delay timing of the closing.

Pending Litigation.

On September 6, 2016, plaintiff Kenneth Bottesi dismissed with prejudice the putative class action lawsuit in the in the District Court for the City and County of Denver, Colorado captioned Bottesi v. The WhiteWave Foods Company, et al. On September 9, 2016, Plaintiff Edward Louie dismissed with prejudice the putative class action in the United States District Court for the District of Colorado captioned Louie v. The WhiteWave Foods Company, et al. On September 13, 2016, the United States District Court for the District of Colorado dismissed with prejudice the consolidated putative class actions captioned Malkoff v. Engles, et al., Vanden Berge v. Engles, et al., McDonald v. The WhiteWave Foods Company, et al, and Gilhousen v. Engles, et al.

On September 19, 2016, a new putative class action lawsuit was filed in the United States District Court for the District of Colorado challenging the proposed merger between WhiteWave and Danone by City of Dearborn Heights Act 345 Police & Retirement System, a purported stockholder of WhiteWave, against WhiteWave, its directors, Danone, and Merger Sub. The complaint alleges that the directors of WhiteWave breached their fiduciary duties in connection with the proposed merger by, among other things, conducting an allegedly unfair and inadequate sale process, agreeing to an allegedly unfair and inadequate price, agreeing to deal protection devices that allegedly preclude other potential bidders from making competing bids for WhiteWave, allegedly failing to protect against certain purported conflicts of interest, and allegedly failing to disclose all material information to WhiteWave stockholders in connection with the proposed merger, and that WhiteWave, Danone, and Merger Sub aided and abetted such alleged breaches of fiduciary duty. The complaint further asserts a claim for violations of Section 14(a) of the Exchange Act and SEC Rule 14a-9 against WhiteWave and its directors, and a claim for violations of Section 20(a) of the Exchange Act against the WhiteWave directors, Danone, and Merger Sub for allegedly disseminating a materially misleading proxy statement in connection with the proposed merger. The complaint seeks, among other things, to enjoin the consummation of the proposed merger, rescissory damages, and costs, including attorneys’ and experts’ fees. WhiteWave believes the lawsuit is without merit.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION.

The Company stockholders may obtain the Definitive Proxy Statement, as well as other filings containing information about the Company and Parent, free of charge, at the website maintained by the SEC at www.sec.gov. The Company’s filings also available on its internet website, www.whitewave.com, under “Investor Relations”, without charge. In addition, stockholders may obtain a copy of the reports, without charge, by contacting the Company at the following address and phone number: 1225 Seventeenth Street, Suite 1000, Denver, Colorado 80202, Attention: Corporate Secretary, telephone (303) 635-4500. Each such request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of WhiteWave common stock entitled to vote at the special meeting. In order to ensure timely delivery of such documents before the special meeting, any such request should be made promptly to the Company. A copy of any exhibit to a filing may be obtained upon request by a stockholder (for a fee limited to the Company’s reasonable expenses in furnishing the exhibit) to WhiteWave, 1225 Seventeenth Street, Suite 1000, Denver, Colorado 80202, Attention: Investor Relations, telephone (303) 635-4747.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s investors and security holders in connection with the proposed transactions. Information about the Company’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions is included in the Definitive Proxy Statement. These documents may be obtained for free as described above.

FORWARD-LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify these forward-looking statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” and “continue,” the negative or plural of these words and other comparable terminology. Forward looking statements in this document include, but are not limited to, statements regarding the expected timing of the completion of the transaction. These forward-looking statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those anticipated in these forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties as to the timing of the contemplated merger; the possibility that the closing conditions to the contemplated merger may not be satisfied or waived; the effects of disruption caused by the announcement of the contemplated merger; the risk of stockholder litigation in connection with the contemplated transaction, and other risks and uncertainties described in the section “Risk Factors” in WhiteWave’s recent annual report on Form 10-K available on www.whitewave.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WHITEWAVE FOODS COMPANY

By:	/s/ Roger E. Theodoredis
Name:	Roger E. Theodoredis
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 23, 2016